Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Dividend

On January 27, 2020, the Company’s Board of Directors declared a quarterly cash dividend of $0.02 per share, payable on or about March 13, 2020, to all shareholders of record as of February 14, 2020.

Financial Guarantee

In January 2020, the Company agreed to guarantee certain obligations of certain related parties arising from bunker purchases made through January 2021 on behalf of the vessels the Company owns. The maximum potential amount of future payments is $1.0 million.

$67.3 Million Lease Financing

In February 2020, the Company agreed to sell and leaseback two Ultramax vessels (SBI Cronos and SBI Achilles) and one Kamsarmax vessel (SBI Lynx) to Ocean Yield ASA for a total financing consideration of $62.8 million. The Company agreed to bareboat charter-in the SBI Cronos for a period of nine years, the SBI Achilles for a period of ten years and, following execution of documentation, the SBI Lynx for a period of twelve years. The Company has several purchase options during the charter period of each agreement, as well as a purchase option for each vessel upon the expiration of each agreement. Upon completion of all three transactions, the Company expects its liquidity to increase by up to $33.6 million after the repayment of outstanding debt. The Company will also have the ability to drawdown on an additional tranche of an aggregate of up to $4.5 million to partially finance the installation of scrubbers on the three vessels.

Vessel Sales
In March 2020, the Company entered into agreements with unaffiliated third parties to sell the SBI Jaguar and SBI Taurus, 2014 and 2015 built Ultramax vessels, respectively, and the SBI Bolero, a 2015 built Kamsarmax vessel, for approximately $53.5 million in aggregate. Delivery of the vessels is expected to take place between April and May of 2020. It is estimated that the Company’s liquidity will increase by approximately $18.3 million after the repayment of outstanding debt. The Company estimates that it will record a loss of approximately $16.4 million in the first quarter of 2020 related to the sale and write-off $0.3 million of deferred finance charges upon the repayment of the related debt.
$12.5 Million Credit Facility
This credit facility was repaid in full and terminated upon the closing of the sale and leaseback transaction concerning the SBI Cronos under the $67.3 Million Lease Financing in March 2020.
$27.3 Million Credit Facility
This credit facility was repaid in full and terminated upon the closing of the sale and leaseback transaction concerning the SBI Achilles under $67.3 Million Lease Financing in March 2020.
$38.7 Million Credit Facility
This credit facility was repaid in full and terminated in April 2020 due to the expected sale of the SBI Jaguar.
COVID-19
The outbreak of the novel COVID-19 virus (“coronavirus”) that originated in China in December 2019 and that has, as of the date of this report, spread to most developed nations of the world has resulted in the implementation of numerous actions taken by governments and governmental agencies in an attempt to control or mitigate the spread of the virus.  These measures have resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets. A significant reduction in manufacturing and other economic activities has and is expected to continue to have a materially adverse impact on the global demand for raw materials, coal and other bulk cargoes that our customers transport on our vessels.  This significant decline in the demand for dry bulk tonnage has resulted in a significant volatility in dry bulk charter spot rates, with the BDI ranging from 976 to 411 during the first quarter of the year, and may materially and adversely impact our ability to charter our vessels. When these measures and the resulting economic impact will end and what the long-term impact of such measures on the global economy will be are not known at this time. As a result, the extent to which Covid-19 will impact the Company’s results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the virus and the actions to contain or treat its impact, among others. Accordingly, an estimate of the impact cannot be made at this time.
Investment in Scorpio Tankers
The economic slow-down resulting from the coronavirus outbreak and the international governmental responses to it has resulted in a significant reduction in share prices of the majority of publicly traded companies, including Scorpio Tankers, in which we have a significant investment. The recent decline in the trading prices of Scorpio Tankers’ common stock between December 31, 2019 and March 31, 2020, has resulted in an unrealized loss in the value of our investment of approximately 51%, or $89.1 million.  We cannot predict when or if the price of Scorpio Tankers’ common stock will recover the losses incurred during the first quarter of 2020 or if the price will experience further decline.